Exhibit 1


                           JOINT FILING AGREEMENT

         This Agreement is made and entered into as of April 29, 2002, by and between each of the undersigned.

         In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, each of the parties hereto agrees with the other parties that the statement of Schedule 13D pertaining to certain securities of Fisher Scientific International Inc., to which this agreement is an exhibit, is filed by and on behalf of each such party and that any amendment thereto will be filed on behalf of each such party.


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                                    THOMAS H. LEE EQUITY FUND III, L.P.
                                    By: THL Equity Advisors III Limited
                                        Partnership,
                                        its General Partner
                                    By: THL Equity Trust III,
                                        its General Partner


                                    By:  /s/ Scott M. Sperling
                                         ---------------------------
                                         Name:  Scott M. Sperling
                                         Title: Vice President


                                    THOMAS H. LEE FOREIGN FUND III, L.P.
                                    By: THL Equity Advisors III Limited
                                        Partnership,
                                        its General Partner
                                    By: THL Equity Trust III,
                                        its General Partner


                                    By: /s/ Scott M. Sperling
                                        --------------------------------
                                        Name:  Scott M. Sperling
                                        Title: Vice President


                                    THL FSI EQUITY INVESTORS, L.P.
                                    By: THL Equity Advisors III Limited
                                        Partnership,
                                        its General Partner
                                    By: THL Equity Trust III,
                                        its General Partner


                                    By:  /s/ Scott M. Sperling
                                         --------------------------------
                                         Name:  Scott M. Sperling
                                         Title: Vice President


                                    THOMAS H. LEE INVESTORS LIMITED
                                    PARTNERSHIP
                                    By: THL Investment Management Corp.,
                                        its General Partner


                                    By: /s/ Kent R. Weldon
                                        ---------------------------------
                                        Name: Kent R. Weldon
                                        Title: Vice President


                                    THOMAS H. LEE EQUITY ADVISORS III
                                    LIMITED PARTNERSHIP
                                    By: THL Equity Trust III,
                                        its General Partner

                                    By: /s/ Scott M. Sperling
                                        ---------------------------------
                                        Name:  Scott M. Sperling
                                        Title: Vice President


                                    THL EQUITY TRUST III


                                    By: /s/ Scott M. Sperling
                                        ---------------------------------
                                        Name:  Scott M. Sperling
                                        Title: Vice President


                                    THL INVESTMENT MANAGEMENT CORP.


                                    By: /s/ Kent R. Weldon
                                        ---------------------------------
                                        Name:  Kent R. Weldon
                                        Title: Vice President


                                    THOMAS H. LEE


                                        /s/ Thomas H. Lee
                                        -----------------------------


                                    ADDITIONAL THL PERSONS
                                    as listed on Schedule I
                                    to Schedule 13D, pursuant
                                    to powers of attorney executed
                                    in favor of and granted and
                                    delivered to Kent R. Weldon
                                    By:  Kent R. Weldon,
                                         Attorney-in-fact for all
                                         Additional THL Persons

                                    By:  /s/ Kent R. Weldon
                                         ------------------
                                         Name:   Kent R. Weldon